                                                                 EXHIBIT e(1)(b)


                                 AMENDMENT NO. 1
                        TO THE THIRD AMENDED AND RESTATED
                          MASTER DISTRIBUTION AGREEMENT

                 (APPLICABLE TO CLASS A SHARES, CLASS C SHARES,
             AIM CASH RESERVE SHARES AND INSTITUTIONAL CLASS SHARES)


        The Third Amended and Restated Master Distribution Agreement (the "Agreement"), dated November 28, 2000, by and between AIM Investment Securities Funds, a Delaware business trust, and A I M Distributors, Inc., a Delaware corporation, is hereby amended as follows:

        Appendix A to the Agreement is hereby deleted in its entirety and replaced with the following:

                                   "APPENDIX A
                                       TO
                           THIRD AMENDED AND RESTATED
                          MASTER DISTRIBUTION AGREEMENT
                                       OF
                         AIM INVESTMENT SECURITIES FUNDS


CLASS A SHARES

AIM High Yield Fund
AIM High Yield Fund II
AIM Income Fund
AIM Intermediate Government Fund
AIM Limited Maturity Treasury Fund
AIM Municipal Bond Fund
AIM Total Return Bond Fund

CLASS C SHARES

AIM High Yield Fund
AIM High Yield Fund II
AIM Income Fund
AIM Intermediate Government Fund
AIM Money Market Fund
AIM Municipal Bond Fund
AIM Total Return Bond Fund

AIM CASH RESERVE SHARES

AIM Money Market Fund

INSTITUTIONAL CLASS SHARES

AIM Limited Maturity Treasury Fund"

     All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Dated:  December ____, 2001


                                                 AIM INVESTMENT SECURITIES FUNDS



Attest:                                          By:
       ----------------------------                 ---------------------------
       Assistant Secretary                          Robert H. Graham
                                                    President




                                                 A I M DISTRIBUTORS, INC.



Attest:                                          By:
       ----------------------------                 ---------------------------
       Assistant Secretary                          Michael J. Cemo
                                                    President





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